Exhibit 99.2

Schedule 1—Independent Accountants' Report on Applying Agreed-Upon Procedures

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Waterfall Victoria Master Fund, Ltd.
1251 Avenue of the Americas, Floor 50
New York, New York 10020

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of CFMT 2021-EBO1, LLC, Asset-Backed Notes, Series 2021-EBO1. Waterfall Victoria Master Fund, Ltd. (the “Company”) is responsible for the information provided to us, including the information set forth in the Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Data File. Additionally, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Performance Trust Capital Partners, LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Data File and communicated differences prior to being provided the final Data File which was subjected to the procedures described below.

Agreed-Upon Procedures

On August 3, 2021, representatives of the Company provided us with a computer generated mortgage asset data file and related record layout (the “Data File”) containing data, as represented to us by the Company, as of the close of business June 30, 2021, with respect to 2,818 mortgage loans (the “Mortgage Loans”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Mortgage Loans relating to the mortgage asset characteristics (the “Characteristics”) set forth on the Data File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics
1	WAM ID (for informational purposes only)	67	Pay String Last 12 Months
2	Servicer (for informational purposes only)	68	Mortgage Asset Status
3	Servicer ID (for informational purposes only)	69	Known Modification Flag
4	Seller ID (for informational purposes only)	70	Known Modification Date
5	ARM Fixed Flag	71	Known Current Modification Type
6	Original Term (Pre Mod)	72	Modification First Payment Date
7	Original Amortization Term (Pre Mod)	73	Modification Balance
8	Current Term	74	Modification Deferred Balance
9	Current Amortization Term	75	Modification Principal Forgiveness
10	Current Product Type	76	Modification Interest Rate
11	ARM Margin	77	Modification P&I
12	Periodic Cap (Up)	78	Modification T&I
13	Periodic Cap (Down)	79	Current Servicer Pre Modification DQ Status
14	Initial Periodic Cap (Up)	80	Step Flag
15	Initial Periodic Cap (Down)	81	Step Dates and Terms
16	ARM Index	82	Escrow Advances
17	ARM Ceiling	83	Corporate Advances
18	ARM Life Floor	84	BK Flag
19	ARM Rate Change Frequency	85	BK Filing Date
20	ARM Payment Change Frequency	86	Curr BK Chapter
21	Initial Fixed Rate Period	87	Curr BK Case Number
22	First Rate Adjustment Date	88	BK Dismissed/Discharged/Relief Date
23	First Payment Adjustment Date	89	Judicial Flag
24	Next Rate Adjustment Date	90	Short Sale Status
25	Next Payment Adjustment Date	91	Deed in Lieu
26	Original Balance	92	FC Flag
27	Current Balance (Interest Bearing)	93	FC Start Date
28	Current Balance (Inc Deferred)	94	FC Sale Date
29	Deferred Balance	95	FC Completed Flag
30	FHA Insured Balance	96	Paid Thru Date
31	Original Appraisal Value	97	NOD Date Sent
32	Original Appraisal Value Date	98	Eviction Start Date
33	Current Interest Rate	99	REO Flag
34	Original Intetest Rate	100	REO Original List Date
35	Debenture Rate	101	REO Original List Price
36	Current Payment	102	REO Current List Date
37	Current TI Payment	103	REO Current List Price
38	Original Payment	104	REO Offer Amount
39	Current FICO	105	REO Offer Accepted Date
40	Current FICO Date	106	REO Contract Date
41	Current Maturity Date	107	REO Contract Price
42	Original Maturity Date	108	REO Estimated Closing Date
43	Origination Loan Purpose	109	FHA/VA/USDA Insurance
44	Origination Documentation Type	110	Insurance Endorsement Date
45	Origination Date	111	Claim Type
46	First Payment Due Date	112	Claim Status
47	Interest Only Flag	113	Claim Filed Date
48	Interest Only Term	114	Claim Filed Amount
49	Interest Only Expiration Date	115	Claim Amount Received
50	Original Interest Only Term	116	Claim Self Curtailment Date
51	Lien Position	117	Partial Claim Flag
52	Jr Lien Balance	118	Partial Claim Type
53	Current Occupancy	119	Partial Claim Amount
54	Most Recent Inspection Date	120	Partial Claim Completed Date
55	Original Occupancy	121	Conveyance / Non-conveyance
56	Latest Valuation Date	122	Claim Denied
57	Latest Valuation Value	123	Claim Denial Reason
58	Latest Valuation Method	124	Loss Amount
59	Property Address	125	Impacted by COVID
60	Property City	126	Loss Mit Type
61	Property State	127	Loss Mit Start Date
62	Property Zip	128	Loss Mit End Date
63	Property Type	129	Loss Mit Approval Date
64	Number of Units	130	Original LTV
65	Next Due Date	131	Current LTV
66	Delinquency Status

We compared Characteristics 5. through 130. to the corresponding information set forth on or derived from electronic mortgage loan files, prepared, created and delivered by the Company, from the Servicer’s servicing system, as of close of business June 30, 2021 (collectively, the “Servicer System File”).

With respect to Characteristic 131., we recomputed the current LTV as the quotient of (i) the Current Balance (Inc Deferred) and (ii) the latest valuation value (each as set forth on the Servicer System File).

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Mortgage Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data File were found to be in agreement with the above-mentioned Source Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Mortgage Loans underlying the Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Mortgage Loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

August 5, 2021